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                                                                   EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Datascope Corp. (the "Company") for the Quarter ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     |_| the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

     |_| the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


February 9, 2005



                                           /s/ Lawrence Saper
                                          -------------------------------------
                                          Lawrence Saper
                                          Chairman of the Board and Chief
                                          Executive Officer




                                          /s/ Murray Pitkowsky
                                          -------------------------------------
                                          Murray Pitkowsky
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer